PROSPECTUS

                                 [company logo]

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                   TWENTIETH
                                   CENTURY(R)
                                     GROUP

                              International Growth
                            International Discovery

ADVISOR CLASS

                                 [front cover]


AMERICAN CENTURY INVESTMENTS
FAMILY OF FUNDS


     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS


BENHAM GROUP(R)          AMERICAN CENTURY GROUP        TWENTIETH CENTURY GROUP

MONEY MARKET FUNDS       ASSET ALLOCATION &            GROWTH FUNDS
GOVERNMENT BOND FUNDS    BALANCED FUNDS                INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
MUNICIPAL BOND FUNDS     SPECIALTY FUNDS               International Growth
                                                       International Discovery

                              [inside front cover]


                                   PROSPECTUS
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                              International Growth
                            International Discovery

                                 ADVISOR CLASS

                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     American Century World Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Two of the funds from our Twentieth Century Group are described in this Prospectus. Their investment objectives are described on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     The funds described in this Prospectus invest primarily in equity securities of foreign issuers. Investment in securities of foreign issuers typically involves a greater degree of risk than investment in domestic securities (see "Risk Factors," page 9).

     Each fund's shares offered by this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 services and distribution fees as described in this Prospectus.

     The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

     This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference.
To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419385
               Kansas City, Missouri 64141-6385 o 1-800-345-3533
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-345-1833 o In Missouri: 816-753-0700
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1


INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY -- TWENTIETH CENTURY
INTERNATIONAL GROWTH FUND

     The investment objective of International Growth (formerly International Equity) is capital growth. The fund will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by the manager to have prospects for appreciation. The fund will invest primarily in securities of issuers in developed markets.

AMERICAN CENTURY -- TWENTIETH CENTURY
INTERNATIONAL DISCOVERY FUND

     The investment objective of International Discovery (formerly International Emerging Growth) is capital growth. The fund will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities of issuers having comparatively smaller market capitalizations (less than U.S. $1 billion in market capitalization or less than U.S. $500 million in public float). The fund may invest up to 50% of its assets in securities of issuers in emerging market countries. All such investments will be considered by the investment manager to have prospects for appreciation. Due to the risks associated with such investments, an investment in this fund may be considered speculative.

     SHARES OF THE FUND EXCHANGED OR REDEEMED WITHIN 180 DAYS OF THEIR PURCHASE ARE SUBJECT TO A REDEMPTION FEE OF 2.0% OF THE VALUE OF THE SHARES EXCHANGED OR REDEEMED. This redemption fee is retained by the fund and is intended to discourage shareholders from exchanging or redeeming their shares shortly after their purchase, as well as minimize the impact such exchanges and redemptions have on fund performance and, hence, on the other shareholders of the fund.

     There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2    Investment Objectives                          American Century Investments


TABLE OF CONTENTS

Transaction and Operating Expense Table ..............................4
Financial Highlights .................................................5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds .....................................7
   International Growth ..............................................7
   International Discovery ...........................................7
   Policies Applicable to Both Funds .................................8
Risk Factors .........................................................9
   Investing in Foreign Securities Generally .........................9
   Speculative Nature of International Discovery ....................10
   Investing in Emerging Market Countries ...........................10
   Investing in Smaller Companies ...................................11
   Investing in Lower Quality Debt Instruments ......................11
Other Investment Practices, Their Characteristics and Risks .........11
   Forward Currency Exchange Contracts ..............................11
   Indirect Foreign Investment ......................................12
   Sovereign Debt Obligations .......................................12
   Portfolio Turnover ...............................................12
   Repurchase Agreements ............................................13
   When-Issued Securities ...........................................13
   Short Sales ......................................................13
   Rule 144A Securities .............................................13
Performance Advertising .............................................14

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American Century Funds .....................15
How to Exchange from One American Century Fund to Another ...........15
How to Redeem Shares ................................................15
Special Requirements for Large Redemptions ..........................16
Telephone Services ..................................................16
   Investors Line ...................................................16

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price .........................................................17
   When Share Price Is Determined ...................................17
   How Share Price Is Determined ....................................17
   Where to Find Information About Share Price ......................18
Distributions .......................................................18
Taxes ...............................................................18
   Tax-Deferred Accounts ............................................18
   Taxable Accounts .................................................18
Management ..........................................................20
   Investment Management ............................................20
   Code of Ethics ...................................................21
   Transfer and Administrative Services .............................21
Distribution of Fund Shares .........................................21
   Services and Distribution Fees ...................................21
Further Information About American Century ..........................22

Prospectus                                                Table of Contents    3


TRANSACTION AND OPERATING EXPENSE TABLE

                                                  International    International
                                                     Growth          Discovery

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .............. none           none
Maximum Sales Load Imposed on Reinvested Dividends ... none           none
Deferred Sales Load .................................. none           none
Redemption Fee ....................................... none           none(1)
Exchange Fee ......................................... none           none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees(2) ..................................  1.20%(3)       1.50%(3)
12b-1 Fees(4) .......................................  0.50%          0.50%
Other Expenses(5) ...................................  0.00%          0.00%
Total Fund Operating Expenses(2) ....................  1.70%(3)       2.00%(3)

EXAMPLE:

You would pay the following expenses        1 year     $ 17           $ 20
on a $1,000 investment, assuming a         3 years       53             62
5% annual return and redemption at         5 years       92            107
the end of each time period(5):           10 years      199            231

(1) Shares of International Discovery Fund exchanged or redeemed within 180 days of their purchase are subject to a redemption fee of 2.0% of the value of the shares exchanged or redeemed. This redemption fee is retained by the fund. See "How to Exchange from One American Century Fund to Another," page 15 and "How to Redeem Shares," page 15.

(2) Assumes, in accordance with Securities and Exchange Commission guidelines, that the assets of International Growth and International Discovery remain constant at $1,210,441,553 and $114,579,142, respectively, the assets of the funds as of November 30, 1995, and that the reduced management fees for International Growth and International Discovery had been in effect throughout the periods indicated.

(3) International Growth pays an annual management fee of 1.25% of the first $1 billion of average net assets, 0.95% of the next $1 billion of average net assets, and 0.85% of average net assets over $2 billion, and International Discovery pays an annual management fee of 1.50% of the first $500 million of average net assets, 1.15% of the next $500 million average net assets, and 0.95% of average net assets over $1 billion.

(4) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 21.

(5) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were .001 of 1% of average net assets for the most recent fiscal year.

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Advisor Class shares. The funds offer three other classes of shares, one of which is primarily available to retail investors and two that are primarily available to institutional investors. The other classes have different fee structures than the Advisor Class, resulting in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," at page 22.

4    Transaction and Operating Expense Table        American Century Investments


FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH

     The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per-share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

     The Financial Highlights for each of the periods presented have been audited by Baird, Kurtz & Dobson, independent certified public accountants. Their report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended November 30, except as noted.

                                                                       1995         1994         1993          1992      1991(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................   $7.47        $7.34        $5.79         $5.33       $5.10
                                                                    -------      -------      -------       -------     -------
Income from Investment Operations

     Net Investment Income (Loss)(2) ..............................     .01        (.04)        (.04)           .06         .01

     Net Realized and Unrealized Gains on Investments
        and Foreign Currency Transactions .........................     .40          .57         1.78           .41         .22
                                                                    -------      -------      -------       -------     -------
     Total from Investment Operations .............................     .41          .53         1.74           .47         .23
                                                                    -------      -------      -------       -------     -------
Distributions

     From Net Investment Income ...................................      --           --       (.036)        (.005)          --

     In Excess of Net Investment Income ...........................      --           --       (.155)        (.002)          --

     From Net Realized Gains on Investment Transactions ...........  (.372)       (.402)           --            --          --
                                                                    -------      -------      -------       -------     -------
     Total Distributions ..........................................  (.372)       (.402)       (.191)        (.007)          --
                                                                    -------      -------      -------       -------     -------
Net Asset Value, End of Period ....................................   $7.51        $7.47        $7.34         $5.79       $5.33
                                                                    -------      -------      -------       -------     -------
     Total Return(3) ..............................................   5.93%        7.28%       31.04%         8.77%       4.51%

RATIOS/SUPPLEMENTAL DATA

     Ratio of Operating Expenses to Average Net Assets ............   1.77%        1.84%        1.90%         1.91%       1.93%(4)

     Ratio of Net Investment Income (Loss) to Average Net Assets ..    .25%       (.53)%       (.34)%           95%        .26%(4)

     Portfolio Turnover Rate ......................................    169%         242%         255%          180%         84%

     Average Commission Paid per Investment Security Traded .......   $.002        --(5)        --(5)         --(5)       --(5)

     Net Assets, End of Period (in thousands) ....................$1,210,442  $1,316,642     $759,238      $215,346     $43,076

(1)  May 9, 1991 (inception) through November 30, 1991.

(2)  Computed using average shares outstanding throughout the period.

(3) Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  Annualized.

(5)  Not computed for period indicated.

Prospectus                                             Financial Highlights    5


FINANCIAL HIGHLIGHTS

INTERNATIONAL DISCOVERY

     The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per-share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

     The Financial Highlights for each of the periods presented have been audited by Baird, Kurtz & Dobson, independent certified public accountants. Their report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended November 30, except as noted.

                                                                             1995         1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ....................................   $5.39        $5.00
                                                                          -------      -------
Income from Investment Operations

     Net Investment Income (Loss)(2) ....................................     .03        (.02)

     Net Realized and Unrealized Gains on Investments and
         Foreign Currency Transactions ..................................     .28          .41
                                                                          -------      -------
     Total from Investment Operations ...................................     .31          .39
                                                                          -------      -------
Distributions

     From Net Investment Income .........................................     --            --

     In Excess of Net Investment Income .................................     --            --

     From Net Realized Gains on Investment Transactions .................     --            --
                                                                          -------      -------
     Total Distributions ................................................     --            --
                                                                          -------      -------
Net Asset Value, End of Period ..........................................   $5.70        $5.39
                                                                          -------      -------
     Total Return(3) ....................................................    5.75%        7.80%

RATIOS/SUPPLEMENTAL DATA

     Ratio of Operating Expenses to Average Net Assets ..................    2.00%        2.00%(4)

     Ratio of Net Investment Income (Loss) to Average Net Assets ........     .27%       (.48)%(4)

     Portfolio Turnover Rate ............................................     168%          56%

     Average Commission Paid per Investment Security Traded .............   $.004         --(5)

     Net Assets, End of Period (in thousands) ........................... $114,579    $111,201

(1)  April 1, 1994 (inception) through November 30, 1994.

(2)  Computed using average shares outstanding throughout the period.

(3) Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  Annualized.

(5)  Not computed for period indicated.

6    Financial Highlights                           American Century Investments


INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

     The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds as listed on page 2, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

     YOU SHOULD READ AND CAREFULLY CONSIDER THE INFORMATION UNDER "RISK FACTORS," PAGE 9 BEFORE MAKING AN INVESTMENT IN EITHER FUND.

INTERNATIONAL GROWTH

     The investment objective of International Growth is capital growth. The fund will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the manager, potential for appreciation. The fund will invest primarily in issuers in developed markets. The fund will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The fund will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally.

     Although the primary investment of the fund will be equity securities, the fund may also invest in other types of securities consistent with the accomplishment of the fund's objectives. When the manager believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the fund may invest up to 35% in such other securities.

     The other securities the fund may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The fund will limit its purchases of debt securities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are not rated but considered by the manager to be of equivalent quality. According to Moody's, bonds rated Baa are medium grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher-quality debt securities (see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information).

INTERNATIONAL DISCOVERY

     The investment objective of International Discovery is capital growth. The fund will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities of issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues). The fund will invest its assets primarily in equity securities of smaller foreign issuers (those issuers having, at the time of investment, a market capitalization of less than U.S. $1 billion or a public float of less than U.S. $500 million). The "public float" of an issuer is defined as the aggregate market value of the issuer's outstanding securities held by non-affiliates of the issuer. The fund may invest up to 50% of its assets in securities of issuers in emerging market countries.

     The manager will purchase securities of issuers that have, in the opinion of the manager, significant growth potential. The fund will seek to invest in securities of issuers with one or more identifiable catalysts that, in the opinion of the manager, are likely to cause the issuer to experience accelerating growth.

Prospectus                                  Information Regarding the Funds    7


Such catalysts may include a change in the issuer's operating environment, the development of a significant or potentially significant new product, service or technology, an improvement in business outlook for the issuer or other similar factors.

     As noted, the fund may invest in smaller foreign issuers in both (i) countries characterized as having developed markets and in (ii) countries characterized as having emerging markets. DUE TO THE SIGNIFICANT RISKS ASSOCIATED WITH THE FUND'S INVESTMENT STRATEGY, AN INVESTMENT IN THE FUND MAY BE CONSIDERED TO BE SPECULATIVE (see "Speculative Nature of International Discovery," page 10).

     The fund may invest in securities of any type of issuer, including closed-end investment companies, governments and governmental entities, as well as corporations, partnerships and other business organizations. The manager believes that common stocks and other equity and equity equivalent securities ordinarily offer the greatest potential for capital appreciation and will constitute the majority of the fund's investments. The fund may invest, however, in any security the manager believes has the potential for capital appreciation. The other securities the fund may invest in include bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The fund will attempt to stay fully invested in appreciating securities, regardless of the movement of stock and bond prices generally.

     There are no credit quality or maturity restrictions with regard to the bonds, corporate debt securities, and government obligations in which the fund may invest, although less than 35% of the fund's assets will be invested in below investment grade fixed income securities (see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information). Debt securities, especially those of issuers in emerging market countries, may be of poor quality and speculative in nature. While these securities will primarily be chosen for their appreciation potential, the fund may also take the potential for income into account when selecting investments.

     To enhance the fund's liquidity, at least 50% of the fund's assets will be invested in developed market countries at all times. However, the percentage of the assets of the fund invested in developed and emerging markets will vary as, in the opinion of the manager, market conditions warrant. No more than 15% of the fund's assets may be invested in illiquid investments at any time.

POLICIES APPLICABLE TO BOTH FUNDS

     The funds may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts or depositary shares or similar instruments ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The funds may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets.

     The funds may also invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the funds to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the funds might invest is a depositary receipt.

     Notwithstanding the funds' respective investment objectives of capital growth, under exceptional market or economic conditions, each fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).

     To the extent a fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

     In addition to other factors that will affect their value, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing inter-

8    Information Regarding the Funds                American Century Investments


est rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares (see "How Share Price is Determined," page 17).

     Under normal conditions, each fund will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments in a fund across a broad range of foreign issuers. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside the United States, and/or whose principal trading market is outside the United States.

     In order to  achieve  maximum  investment  flexibility,  the funds have not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The manager expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries.

     The funds consider "emerging market countries" to include all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly referred to as the World Bank) and the International Finance Corporation (IFC), as well as countries that are classified by the United Nations as developing. Currently, the countries not included in this category are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia and New Zealand. In addition, as used in this Prospectus, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country,
(ii) securities, regardless of where traded, of issuers that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) securities of issuers having their principal place of business or principal office in emerging market countries.

     The principal criteria for inclusion of a security in a fund's portfolio is its ability to meet the fundamental and technical standards of selection and, in the opinion of the manager, to achieve better-than-average appreciation. If, in the opinion of the manager, a particular security satisfies these principal criteria, the security may be included in the fund's portfolio, regardless of the location of the issuer or the percentage of the fund's investments in the issuer's country (subject to the investment policies of the particular fund) or region.

     At the same time, however, the manager recognizes that both the selection of a fund's individual securities and the allocation of the portfolio's assets across different countries and regions are important factors in managing an international portfolio. For this reason, the manager will also consider a number of other factors in making investment selections including: the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations.

RISK FACTORS

INVESTING IN FOREIGN SECURITIES GENERALLY

     Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies. As with any investment in securities, the value of an investment in the funds can decrease as well as increase, depending upon a variety of factors which may affect the values and income generated by the funds' portfolio securities. Investments in the funds should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment. Potential investors should carefully consider the following factors:

     Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against

Prospectus                                  Information Regarding the Funds    9


such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulation, currency devaluations and political developments.

     Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

     Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders (see "Taxes," page 18).

     Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

SPECULATIVE NATURE OF INTERNATIONAL DISCOVERY

     In addition to the risks posed by foreign investing generally, International Discovery will be investing in the securities of companies having comparatively small market capitalizations and may invest up to 50% of its assets in issuers in emerging market countries (see "Investing in Emerging Market Countries," this page and "Investing in Smaller Companies," page 11). As a result, an investment in the fund should be considered to be speculative. The fund is intended for aggressive investors seeking significant gains through investments in foreign securities. Those investors must be willing and able to accept the significantly greater risks associated with the investment strategy that International Discovery will pursue. An investment in the fund should not be considered a complete investment program and is not appropriate for individuals with limited investment resources or who are unable to tolerate fluctuations in the value of their investment.

INVESTING IN EMERGING MARKET COUNTRIES

     Each of the funds included in this Prospectus may invest in securities of issuers in emerging market countries. Investing in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

     Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

     The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance,

10   Information Regarding the Funds                American Century Investments


may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and greater volatility in the price of securities traded on those markets.

     Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned thereon. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

INVESTING IN SMALLER COMPANIES

     International Discovery will invest primarily in securities of companies having, at the time of investment, a market capitalization of less than U.S. $1 billion or a public float of less than U.S. $500 million. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, available information regarding these smaller companies may be less available and, when available, may be incomplete or inaccurate. The securities of such companies may also be more likely to be delisted from trading on their primary domestic exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and this volatility and limited liquidity may be reflected in the net asset value of the fund.

INVESTING IN LOWER QUALITY DEBT INSTRUMENTS

     There are no credit,  maturity or  investment  amount  restrictions  on the
bonds,   corporate  debt   securities   and  government   obligations  in  which
International Discovery may invest. Debt securities, especially those in emerging market countries, may be of poor quality, unrated and speculative in nature. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent, sometimes referred to as junk bonds, are considered by many to be predominately speculative (see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information). Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the manager to determine, to the extent reasonably possible, that the planned investment is sound given the investment objective of the fund.

OTHER INVESTMENT PRACTICES, THEIR
CHARACTERISTICS AND RISKS

     For additional information, see "Investment Restrictions," in the Statement of Additional Information.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Some of the securities held by the funds will be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent upon the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be an important factor in the overall performance of a fund.

     To protect against adverse movements in exchange rates between currencies, a fund may, for hedging purposes only, enter into forward currency exchange

Prospectus                                  Information Regarding the Funds   11


contracts. A forward currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.

     A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its trades.

     When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into a foreign currency exchange contract to sell an amount of foreign currency equal to the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where the fund would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

     Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

     If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

INDIRECT FOREIGN INVESTMENT

     Subject to certain restrictions contained in the Investment Company Act, each fund may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. If the funds invest in investment companies, the funds will bear their proportionate shares of the costs incurred by such companies, including investment advisory fees, if any.

SOVEREIGN DEBT OBLIGATIONS

     The funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

PORTFOLIO TURNOVER

     The portfolio turnover rates of the funds are shown in the Financial Highlights table on pages 5-6 of this Prospectus.

     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines that a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. It may also

12   Information Regarding the Funds                American Century Investments


affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

     The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those commercial banks and broker-dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

     The funds will not invest more than 15% of their respective assets in repurchase agreements maturing in more than seven days.

WHEN-ISSUED SECURITIES

     Each fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the investment manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. In developed markets, delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. In emerging markets, delivery and payment may take significantly longer.

     Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

SHORT SALES

     Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

     A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

RULE 144A SECURITIES

     The funds may invest up to 15% of their respective assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares), including restricted securities. Although securities which may be resold only to qualified institutional investors in accordance with the provisions of Rule 144A under the Securities Act of 1933 are considered "restricted securities," each fund may purchase Rule 144A securities without regard to the percentage limitations described above when Rule 144A securities present an attractive investment opportunity and otherwise meet the fund's criteria of selection, and also meet the liquidity guidelines established for Rule 144A securities.

     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange

Prospectus                                  Information Regarding the Funds   13


Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds have delegated the day-to-day function of determining the liquidity of 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities will be limited to certain qualified institutional investors, their liquidity may be limited accordingly and a fund may from time to time hold a Rule 144A security that is illiquid. In such an event, the manager will consider appropriate remedies to minimize the effect on the fund's liquidity.

PERFORMANCE ADVERTISING

     From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Advisor Class and the other classes offered by the funds.

     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

     Each fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Fund performance may also be compared to well-known indices of market performance, such as the Standard & Poor's 500 Index, the Dow Jones World Index, the IFC Global Composite Index and the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). Fund performance may also be compared to the rankings prepared by Lipper Analytical Services, Inc. In addition, fund performance may be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family. Such combined or blended performance may be compared to the same indices to which individual funds may be compared.

     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

14   Information Regarding the Funds                American Century Investments


HOW TO INVEST WITH
AMERICAN CENTURY INVESTMENTS

     The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

     One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

     If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select an American Century fund as an investment option.

     If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

     If you have questions about a fund, see "Investment Policies of the Funds," page 7, or call an Institutional Service Representative at 1-800-345-3533.

     Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 17.

     We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

     Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

     Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 16.

     IN ORDER TO DISCOURAGE THE EXCHANGE OF SHARES OF INTERNATIONAL DISCOVERY SHORTLY AFTER THEIR PURCHASE, EXCHANGE OF THOSE SHARES WITHIN 180 DAYS OF THEIR PURCHASE WILL BE SUBJECT TO A REDEMPTION FEE OF 2.0% OF THE VALUE OF THE SHARES EXCHANGED. This fee will be retained by the fund to help minimize the impact such exchanges have on fund performance and, hence, on the other shareholders of the fund. For the purposes of determining the applicability of this fee, shares first purchased will be deemed to be the shares first exchanged. The funds reserve the right to modify their policy regarding this redemption fee or to waive such policy in whole or in part for certain classes of investors.

HOW TO REDEEM SHARES

     Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 17. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

     IN  ORDER  TO  DISCOURAGE  THE   REDEMPTION  OF  SHARES  OF   INTERNATIONAL
DISCOVERY SHORTLY AFTER THEIR PUR-

Prospectus                  How to Invest with American Century Investments   15


CHASE, REDEMPTION OF THOSE SHARES WITHIN 180 DAYS OF THEIR PURCHASE WILL BE SUBJECT TO A REDEMPTION FEE OF 2.0% OF THE VALUE OF THE SHARES REDEEMED. This fee will be retained by the fund to help minimize the impact such redemptions have on fund performance and, hence, on the other shareholders of the fund. For the purposes of determining the applicability of this fee, shares first purchased will be deemed to be the shares first redeemed. The funds reserve the right to modify their policy regarding this redemption fee or to waive such policy in whole or in part for certain classes of investors.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

     We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, the funds reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

     If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

     If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

     Despite the fund's right to redeem shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, the funds expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

     To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.

16 How to Invest with American Century Investments  American Century Investments


ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account, if they are deposited before the net asset value is determined.

     It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     Portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days

Prospectus                           Additional Information You Should Know   17


when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be significantly affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset value of the Investor Class of each fund is published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class may be obtained by calling us.

DISTRIBUTIONS

     In general, distributions from net investment income and net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

     THE OBJECTIVE OF EACH FUND IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU SHOULD MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase made by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

     A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

     Because such gains and dividends are included in the price of your shares, when they are distributed the price of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution.
See "Taxes," this page.

TAXES

     Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

     If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

18   Additional Information You Should Know         American Century Investments


     Dividends and interest received by a fund on foreign securities, as well as capital gains realized upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The foreign taxes paid by a fund will reduce its dividends.

     If more than 50% of the value of a fund's total assets at the close of the taxable year consist of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.

     If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies, capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders.

     Distributions on fund shares are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of a fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (see "Distributions," page 18).

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

     Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

Prospectus                           Additional Information You Should Know   19


MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

     In June 1995, American Century Companies, Inc. ("ACC"), the parent of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to funds managed by the manager, while certain employees of the manager provide investment management services to funds managed by BMC.

     The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of their investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio managers may also adjust portfolio holdings of the funds as necessary between meetings.

     The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience during the past five years are as follows:

     THEODORE J. TYSON, Vice President and Portfolio Manager, joined American Century in 1988 and has been a member of the International Growth and International Discovery team since its inception in 1991.

     HENRIK  STRABO,  Vice  President and  Portfolio  Manager,  joined  American
Century in 1993 as an Investment Analyst of the International Growth and International Discovery team and has been a Portfolio Manager member of the team since 1994. Prior to joining American Century, Mr. Strabo was Vice President, International Equity Sales with Barclays de Zoete Wedd from 1991 to 1993 and obtained international equity sales experience at Cresvale International from 1990 to 1991.

     The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Advisor Class of the funds, the manager receives an annual management fee calculated as a percentage of the average net assets of the fund as follows:

Fund                                          Percent of Average Net Assets
-----------------------------------------------------------------------------
International Growth                              1.25% of first $1 billion
                                               0.95% of the next $1 billion
                                                      0.85% over $2 billion

International Discovery                         1.50% of first $500 million
                                             1.15% of the next $500 million
                                                      0.95% over $1 billion
-----------------------------------------------------------------------------

     On the first business day of each month, each fund pays the management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the fund's net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management fees paid by the funds to the manager are higher than the fees paid by the various other funds in the American Century family of funds because of the higher costs and additional expenses associated with managing and operating a fund owning a portfolio consisting primarily of foreign securities. The fee may also be higher than the fee paid by many other international or foreign investment companies.

     Many other investment companies may refer to or publicize an "investment management fee" or "man-

20   Additional Information You Should Know         American Century Investments


agement fee" paid by the company to its manager. However, most such companies also use fund assets to pay for certain expenses of the fund in addition to the stated management fee. In contrast, the management fee paid to the manager includes payment for almost all fund expenses, with the exceptions noted. Therefore, potential investors who attempt to compare the expenses of these funds to the expenses of other funds should be careful to compare only the ratio of total expenses to average net assets contained in the Financial Highlights table found on pages 5-6 of this Prospectus to the same ratio of the other funds.

     The management agreement also provides that the funds' Board of Directors, upon 60 days' prior written notice to all affected shareholders, may impose a servicing or administrative fee as a charge against shareholder accounts.

CODE OF ETHICS

     The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

     From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters, and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

     The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers, Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

     The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the manager. As agent for the funds and the manager, the distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various financial services. The manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing, the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the following section.

SERVICE AND DISTRIBUTION FEES

     Rule 12b-1 adopted by the SEC under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each fund pays the manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the funds' Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

     The Plan has been adopted and will be administered in accordance with the requirements of Rule

Prospectus                           Additional Information You Should Know   21


12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     American Century World Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on December 28, 1990.

     American Century World Mutual Funds, Inc. is a diversified, open-end management investment company whose shares were first offered in May 1991. Its business and affairs are managed by its officers under the direction of its Board of Directors.

     The principal office of American Century World Mutual Funds, Inc. is 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

     American Century World Mutual Funds, Inc. issues two series of $0.01 par value shares. Each series is commonly referred to as a fund. Each share when issued, is fully paid and non-assessable. The assets belonging to each series of shares are held separately by the custodian.

     American  Century  offers four classes of each of the funds offered by this
Prospectus: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

     The Investor Class is primarily made available to retail investors. The Institutional Class and Service Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses and/or minimum investment requirements than the Advisor Class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call an Investor Services Representative at 1-800-345-2021. For information concerning the Institutional or Service Classes of shares not offered by this Prospectus, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

     Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

     Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of the shares affected. Matters affecting only one series or class are voted upon only by that series or class.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

     Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

22   Additional Information You Should Know         American Century Investments


NOTES

Prospectus                                                            Notes   23


NOTES

24   Notes                                          American Century Investments


NOTES

Prospectus                                                            Notes   25


P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0700

Fax: 816-340-4655

Internet: www.americancentury.com

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